                                                                   EXHIBIT 10.67


                                                                       EXHIBIT C
                                                                       ---------

                     FORM OF PLEDGE AND SECURITY AGREEMENT
                     -------------------------------------



     PLEDGE AND SECURITY AGREEMENT dated as of December __, 1997, made by Polyphase Corporation, a Nevada Corporation (the "Pledgor"), in favor of The Long Horizons Fund, L.P. (the "Lender") in order to induce the Lender to enter into a Term Loan Agreement with Overhill Farms, Inc. (the "Borrower").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, the Borrower, the Pledgor, as guarantor, and the Lender are parties to a Term Loan Agreement, dated as of the date hereof, (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the "Term Loan Agreement");

     WHEREAS, pursuant to the Term Loan Agreement, the Lender has agreed to make a term loan (the "Loan") to the Borrower the proceeds of which are to be used for the purposes therein stated;

     WHEREAS, it is a condition precedent to the effectiveness of the Term Loan Agreement and the Lender's making and maintaining the Loan to the Borrower, that the Pledgor shall have executed and delivered to the Lender a pledge and security agreement providing for the pledge to the Lender, and a grant to the Lender a security interest in, all outstanding shares of capital stock from time to time owned by the Pledgor of shares in the Borrower; and

     WHEREAS, the Pledgor has determined that the execution, delivery, and performance of this Agreement is in the best interest of the Pledgor.

     NOW, THEREFORE, in consideration of the promises and the agreements herein, the sufficiency of which is hereby acknowledged, and in order to induce the Lender to make the Loan pursuant to the Term Loan Agreement, the Pledgor hereby agrees with the Lender as follows:

     SECTION 1.  Definitions. Reference is hereby made to the Term Loan
                 -----------
Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Term Loan Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

     SECTION 2.  Pledge and Grant of Security Interest. As collateral security
                 -------------------------------------
for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to the Lender, and grants to the Lender a continuing security interest in, the following (the "Pledged Collateral"):

          (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Lender pursuant to the terms of this Agreement or the Term Loan Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

          (b) the shares of stock described in Schedule II hereto (the "Pledged Shares") issued by the corporations described in such Schedule II (such corporations, together with any successor corporations, being hereafter referred to collectively as the "Issuers" and individually as an "Issuer"), the certificates representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof (including, without limitation, any registration rights) and all dividends, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (c) all additional shares of stock, from time to time acquired by the Pledgor, of any Issuer, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

          (e)    all proceeds of any and all of the foregoing;

in each case, howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

     SECTION 3.  Security for Obligations. The security interest created hereby
                 ------------------------
in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

          (a) the prompt payment by the Borrower and the Pledgor, as and when due and payable, of all amounts from time to time owing by the Borrower or the Pledgor to the Lender in respect of the Term Loan Agreement (including, without limitation, Article VII thereof) and all other Loan Documents, including, without limitation, principal of and interest on the Term Loan (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Borrower or the Guarantor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Term Loan Agreement and any other Loan Document; and

          (b) the due performance and observance by each of the Borrower and the Pledgor of all of their other obligations from time to time existing in respect of the Term Loan Agreement and all other Loan Documents.

     SECTION 4.  Delivery of the Pledged Collateral.
                 ----------------------------------

          (a) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Lender on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Lender pursuant to the terms of this Agreement and the Term Loan Agreement, (the "Additional Collateral") shall be promptly delivered to the Lender, but in no event later than five (5) Business Days of receipt thereof by or on behalf of the Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Lender pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers (with signature medallion guaranteed) executed in blank, all in form and substance reasonably satisfactory to the Lender. Within five (5) Business Days of the receipt by the Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Annex I hereto (a "Pledge Amendment") shall be delivered to the Lender, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement and the Term Loan Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. The Pledgor hereby authorizes the Lender to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Lender shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 with respect to such Additional Collateral.

          (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Lender, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Lender in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations.

     SECTION 5.  Representations and Warranties. The Pledgor hereby represents
                 ------------------------------
and warrants as follows:

          (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and, except as noted in Schedule II hereto, constitute 100% of the issued shares of capital stock of the Issuer which is owned by the Pledgor as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

          (b) The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms.

          (c) The Pledgor is and will be at all times the legal and beneficial owner of its Pledged Collateral free and clear of any Lien except for the Lien created by this Agreement and the Liens permitted pursuant to the Term Loan Agreement.

          (d) The exercise by the Lender of any of its rights and remedies in accordance with the terms of this Agreement will not contravene law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement and the other Loan Documents.

          (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Lender of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

          (f) This Agreement creates a valid security interest in favor of the Lender in the Pledged Collateral, as security for the Obligations. The Lender's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest, subject only to the Liens permitted by the Term Loan Agreement. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Lender's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

     SECTION 6.  Covenants as to the Pledged Collateral.  So long as any
                 --------------------------------------
Obligations shall remain outstanding, the Pledgor will, unless the Lender shall otherwise consent in writing:

          (a) keep adequate records concerning the Pledged Collateral and permit the Lender or any agents or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records;

          (b) at the Pledgor's expense, promptly deliver to the Lender a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

          (c) at the Pledgor's expense, defend the Lender's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

          (d) at the Pledgor's expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Lender may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Lender, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

          (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by the Term Loan Agreement;

          (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the Lien created hereby or pursuant to any other Loan Document or otherwise permitted pursuant to the Term Loan Agreement;

          (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto or to the other Loan Documents without providing notice to the Lender;

          (h) not permit the issuance of (i) any additional shares of any class of capital stock of any Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants (other than those permitted under the Term Loan Agreement), options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

          (i) not take or fail to take any action which would in any manner impair the value or enforceability of the Lender's security interest in any Pledged Collateral.

     SECTION 7.  Voting Rights, Dividends, Etc. in Respect of the Pledged
                 --------------------------------------------------------
Collateral.
----------

          (a) So long as no Default or Event of Default shall have occurred and be continuing:

                 (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that (A) the Pledgor will not
--------  -------

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exercise or refrain from exercising any such right, as the case may be, if the
Lender gives it notice that, in the Lender's reasonable judgment, such action would have a material adverse effect on the value of any Pledged Collateral and
(B) the Pledgor will give the Lender at least five Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right;

                 (ii) the Pledgor may receive and retain any and all dividends or interest paid in respect of the Pledged Collateral to the extent permitted by the Term Loan Agreement; provided, however, that any and all (A) dividends and
                         --------  -------
interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend or interest payment which at the time of such payment was not permitted by the Term Loan Agreement, shall be, and shall forthwith be delivered to the Lender to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Lender, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Lender in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations; and

                 (iii) the Lender will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends and/or interest which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

          (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

                 (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Lender which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                 (ii) the Lender is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Lender and may collect any and all moneys due or to become due to the Pledgor in respect of the Pledged Debt and the Pledgor hereby authorizes each such debtor to make such payment directly to the Lender without any duty of inquiry;

                 (iii) without limiting the generality of the foregoing, the Lender may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                 (iv) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Lender as Pledged Collateral and as further collateral security for the Obligations.

     SECTION 8.  Additional Provisions Concerning the Pledged Collateral.
                 -------------------------------------------------------

          (a) The Pledgor hereby authorizes the Lender to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

          (b) The Pledgor hereby irrevocably appoints the Lender the Pledgor' s attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion exercised reasonably, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

          (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Lender itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Lender incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

          (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

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

          (e) The Lender may at any time in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 9.  Remedies Upon Default. If any Event of Default shall have
                 ---------------------
occurred and be continuing:

          (a) The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Lender may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) In the event that the Lender determines to exercise its right to sell all or any part of the Pledged Collateral pursuant to subsection (a) of this Section 9, the Pledgor will, and will cause the Borrower, at the Pledgor's expense and upon request by the Lender: (i) execute and deliver, and cause each issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Lender, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) cause each issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or "Blue Sky" laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Lender, (iii) cause each Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and
(iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with applicable law. Each Pledgor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Lender by reason of the failure by any Pledgor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if any Pledgor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Lender demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release the Pledgor from any of its obligations under any of the other Loan Documents.

          (c) The Pledgor recognizes that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public sale"
                  ---- ----
for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Lender may, in such event, bid for the purchase of such securities.

          (d) Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 10 hereof) in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect consistent with the provisions of the Term Loan Agreement. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

          (e) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Term Loan Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency.

     SECTION 10. Indemnity and Expenses.
                 ----------------------

          (a) The Pledgor agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Pledgor will upon demand pay to the Lender the amount of any and all costs and expenses, including the reasonable fees and disbursements of the Lender's counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 11. Notices, Etc. All notices and other communications provided for
                 ------------
hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Pledgor, to it at its address specified in the Term Loan Agreement; and if to the Lender, to it at its address specified in the Term Loan Agreement or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if mailed, when received or five days after deposited in the mails, whichever occurs earlier, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

     SECTION 12. Security Interest Absolute.  All rights of the Lender, all
                 --------------------------
security interests and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Term Loan Agreement, any other Loan Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the Term Loan Agreement, any other Loan Document or any other agreement or instrument relating thereto, (iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

     SECTION 13. Waiver of Jury Trial.  EACH OF THE PLEDGOR AND THE LENDER (BY
                 --------------------
ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 14. Miscellaneous.
                 -------------

          (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Lender, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other document against such party or against any other person.

          (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations and (ii) be binding on each of the Lender and the Pledgor and their respective successors and assigns, except that the Pledgor may not assign or transfer any of its rights hereunder without the prior written consent of the Lender and any such assignments without the Lender's prior written consent shall be null and void, and shall inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Pledgor and the Lender and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Lender may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Term Loan Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Lender shall mean the assignee of the Lender. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender and any such assignment without the Lender's prior written consent shall be null and void.

          (e) Upon the indefeasible satisfaction in full in cash of the Obligations, and subject to the interests of Finova as governed by the Intercreditor Agreement, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Lender will, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

          (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

          (g) The security interests and priorities contained hereunder are to be read and understood to be consistent with the Intercreditor Agreement between the Lender and Finova dated as of the date hereof. Such Intercreditor Agreement shall govern the security interests in the "Collateral" (as defined in the Intercreditor Agreement) created for the benefit of the Lender and Finova.

          (h) This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

          (i) All representations and warranties of the Pledgor contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement, the Term Loan Agreement or any other Loan Document, any investigation by the Lender or the making of the Term Loan. All covenants and agreements of the Pledgor contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full in cash of the Obligations.

          (j) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (k) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.


                                          POLYPHASE CORPORATION


                                          By:
                                             -------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT C


                  SCHEDULE I TO PLEDGED AND SECURITY AGREEMENT

                                 Pledged Debt
                                 ------------

                                                                      Principal Amount
Pledgor                 Name of Payee        Description         Outstanding
-------                 -------------        -----------         -----------

Overhill Farms, Inc.       Polyphase            unsecured,            $5,500,000
                           Corporation          intercompany
                                                promisory note

                                                                       EXHIBIT C
                                                                       ---------


                  SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT

                                 Pledged Shares
                                 --------------

                                                        Number                     Certificate
Pledgor                   Name of Issuer         of Shares     Class             Number(s)
-------                   --------------         ---------     -----             ---------
Polyphase Corporation     Overhill Farms, Inc.       775           Common Stock            3

                                                                       EXHIBIT C
                                                                       ---------


                                    ANNEX I

                                       TO

                         PLEDGE AND SECURITY AGREEMENT

                                PLEDGE AMENDMENT
                                ----------------


     This Pledge Amendment, dated _______________, is delivered pursuant to
Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of December __, 1997, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledged Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.


                                 Pledged Debt
                                 ------------

                                                               Principal Amount
Pledgor Name of Payee      Description               Outstanding as of
---------------------      -----------               -----------------




                                 Pledged Shares
                                 --------------

                                       Number                       Certificate
Pledgor Name of Issuer         of Shares         Class         Number(s)
--------------------           ---------         -----         ---------




                                                   [PLEDGOR]

                                                   By:
                                                      --------------------------
                                                      Name:
                                                      Title: